UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 19, 2008

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2008, Fannie Mae filed a current report on Form 8-K with the Securities and Exchange Commission regarding the appointment of FHFA as Fannie Mae’s conservator and disclosing that, as conservator and by operation of law, FHFA immediately succeeded to all rights, titles, powers and privileges of Fannie Mae, and of any director of Fannie Mae with respect to Fannie Mae and its assets. Fannie Mae further disclosed that the Board of Directors no longer had the power or duty to manage, direct or oversee the business and affairs of Fannie Mae.

On September 19, 2008, Stephen B. Ashley resigned from the Board of Directors of Fannie Mae, effective September 30, 2008. On September 25, 2008, Louis Freeh and John C. Sites, Jr. each resigned from the Board of Directors of Fannie Mae, effective immediately.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

September 25, 2008	By:	/s/ Herbert M. Allison, Jr.

Name: Herbert M. Allison, Jr.
Title: President and Chief Financial Officer